INCOME TAXES (Details 3) - USD ($) $ in Thousands	Jun. 30, 2017	Jun. 30, 2016
Deferred tax assets
Mineral interest	$ 10,232	$ 6,555
Net operating losses available for future periods	4,230	3,951
Other	216	144
Total deferred tax assets	14,678	10,650
Valuation allowance	(14,678)	(10,650)
Net deferred tax assets